Exhibit 10.2

CREDIT AGREEMENT –AMENDMENT NO. 6 TO CREDIT AGREEMENT, CONSENT AND WAIVER

This AMENDMENT NO. 6 TO CREDIT AGREEMENT, CONSENT AND WAIVER (this “Consent”) is entered into effective September 28, 2026 (the “Effective Date”), among BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.), a Delaware corporation (“Ultimate Parent”), BR Financial Holdings, LLC, a Delaware limited liability company (the “Borrower”), each of the lenders party hereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, the Ultimate Parent, the Borrower, the Lenders, the Administrative Agent, and the Collateral Agent are parties to that certain Credit Agreement, dated as of February 26, 2025 (as amended by Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement, dated as of March 24, 2025, as amended by Amendment No. 2 to Credit Agreement, dated as of July 8, 2025, as amended by Amendment No. 3 to Credit Agreement, dated as of October 8, 2025, as amended by Amendment No. 4 to Credit Agreement, dated as of January 14, 2026 and as amended by Amendment No. 5 to Credit Agreement, dated as of August 7, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Ultimate Parent and the Telecom Subsidiaries intend to enter into an Arrangement Agreement, dated on or after the date hereof, among Ultimate Parent, 1001755979 Ontario Inc. (“Purchaser Entity”) and Sangoma Technologies Corporation (the “Proposed Transaction”);

WHEREAS, in connection with the Proposed Transaction, the Telecom Subsidiaries anticipate amending the Senior Creditor Credit Agreement (as such term is defined in the Intercreditor Agreement, dated April 16, 2025, by and among the Administrative Agent, B. Riley Principal Investments, LLC and Banc of California (the “Intercreditor Agreement”) to fund the Proposed Transaction in an aggregate amount up to $215 million (the “Amended Telecom Facility”) such that the aggregate outstanding balance on the Amended Telecom Facility following the Proposed Transaction will be no more than $215 million;

WHEREAS, in connection with the Proposed Transaction, BRPI Acquisition Co LLC intends to contribute a cash equity contribution to the Purchaser Entity in connection with the Proposed Transaction in an amount up to $39.5 million (“Equity Contribution”);

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Ultimate Parent and the Borrower have requested the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement, in addition to consenting to the Proposed Transaction and waiving certain covenants in connection therewith as outlined in the Credit Agreement and as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to agree to such consent and waivers, all as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall apply to this Consent, including the terms defined in the preamble and recitals hereto.

Section 2. Amendment to Credit Agreement. The parties hereto (including the Lenders party hereto) agree that, effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 2.10(c). Section 2.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) No later than the third Business Day following the date of receipt by any Loan Party of any cash distributions from a Telecom Subsidiary, the Borrower shall prepay (subject to the payment of the Prepayment Premium set forth in Section 2.05) the Term Loans as set forth in Section 2.11(a) in an aggregate amount equal to 50% of such cash distributions received by any Loan Party from a Telecom Subsidiary.

Section 3. Acquisition Consent. The Administrative Agent (at the direction of the Required Lenders) hereby consents to the Proposed Transaction pursuant to Section 6.20 of the Credit Agreement.

Section 4. Limited Consent and Waivers. The Administrative Agent agrees to:

(a) Waive Section 6.01(b) solely to the extent necessary for the Telecom Subsidiaries to enter into the Amended Telecom Facility (and to provide the Guarantee Obligations thereof);

(b) Consent to the incurrence of Indebtedness by the Telecom Subsidiaries and waives the requirements of Section 6.01(p)(ii) solely to the extent necessary for the Telecom Subsidiaries to incur the Indebtedness and enter into the Amended Telecom Facility; and

(c) Consent to the Equity Contribution solely to the extent necessary for the completion of the Proposed Transaction and waives any limitations or restrictions in Section 6.06 solely to the extent necessary to make the Equity Contribution in connection with the Proposed Transaction.

Section 5. Representations and Warranties.

Each Loan Party hereto hereby represents and warrants that as of the Effective Date, both before and after giving effect to the provisions of this Consent, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects and (ii) no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this Consent.

Section 6. Miscellaneous Provisions.

(a) Limited Consent and Waivers. The consent and waivers set forth herein is limited to the matters described herein and shall not be deemed to be a consent or agreement to, or waiver or modification with respect to, any other action, event or condition, whether similar or dissimilar, nor obligate Administrative Agent or any Lender to grant or agree to any future consent and/or waiver as to any other action, event or condition, whether similar or dissimilar.

(b) Ratification. This Consent is limited to the matters specified herein and, except as provided herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) Governing Law; Submission to Jurisdiction, Waiver of Jury Trial, Etc. THIS CONSENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS CONSENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 9.13 and 9.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(d) Severability. Section 9.09 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(e) Counterparts. This Consent shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Consent may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

(f) Section Headings. The Section headings used in this Consent are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(g) Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Consent, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent, all in accordance with Section 9.05 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BRC Group Holdings, Inc., as Ultimate Parent

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

BR FINANCIAL Holdings, LLC, as Borrower

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Managing Director

OPPS XII BROKER D HOLDINGS, L.P., as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Authorized Signatory

By:	/s/ Reed Westerman
Name:	Reed Westerman
Title:	Authorized Signatory

OPIF BROKER HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series, L.P. – Series U
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

OAKTREE-COPLEY INVESTMENTS, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Managing Member

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Senior Vice President

RPVOF BROKER CTB, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

OCM SSF III BROKER DEBT HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series (Cayman), L.P. – Series S
Its:	General Partner

By:	Oaktree AIF (Cayman) GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Ryan Irwin
Name:	Ryan Irwin
Title:	Vice President